UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2005

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 24, 2005, EarthLink, Inc. (“EarthLink”) and SK Telecom Co., Ltd. (“SKT”) completed the formation of a joint venture, HELIO (formerly SK-EarthLink), to market wireless voice and data services in the U.S.  In connection with the formation of the joint venture, EarthLink and SKT entered into an operating company agreement, the Limited Liability Company Agreement (the “LLC Agreement”) of SK-EarthLink LLC by and among EarthLink, SK Telecom International, Inc., SK-EarthLink Management Corp. and SK-EarthLink LLC.  On November 29, 2005, the LLC Agreement was amended and restated.

The LLC Agreement was amended to, among other things, revise provisions relating to (1) distributions to members and (2)  allocations of profits and losses among members.

The Amended and Restated Limited Liability Company Agreement of HELIO LLC is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
10.1	Amended and Restated Limited Liability Company Agreement of HELIO LLC by and among EarthLink, Inc., SK Telecom USA Holdings, Inc., HELIO, Inc. and HELIO LLC, dated as of October 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts Title: Chief Financial Officer

Date: December 5, 2005

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Limited Liability Company Agreement of HELIO LLC by and among EarthLink, Inc., SK Telecom USA Holdings, Inc., HELIO, Inc. and HELIO LLC, dated as of October 25, 2005